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                                                                   Exhibit 24


                           THE LAMSON & SESSIONS CO.

                          DIRECTORS' POWER OF ATTORNEY


Each of the undersigned members of the Board of Directors of The Lamson & Sessions Co., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., an annual report of the Corporation on Form 10-K for the fiscal year ended December 30, 1995 ("1995 Form 10-K") under the provisions of the Securities Act of 1934, as amended, does hereby constitute and appoint James J. Abel and John B. Schulze, jointly and severally, with full power of substitution and resubstitution, as attorney(s) to sign for him and in his name, in the capacities indicated below, the 1995 Form 10-K, including any amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever necessary and required to be done in connection with such signing as fully to all intents and purposes as he would do if personally present, hereby ratifying and approving the acts of said attorney(s) and any substitute(s) therefor in connection with such signing.

EXECUTED as of February 29, 1996.


/s/ Francis H. Beam, Jr.                    /s/ George R. Hill
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Francis H. Beam, Jr. - Director             George R. Hill - Director


/s/ Leigh Carter                            /s/ A. Malachi Mixon, III
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Leigh Carter - Director                     A. Malachi Mixon, III - Director


/s/ Martin J. Cleary                        /s/ Kevin O'Donnell
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Martin J. Cleary - Director                 Kevin O'Donnell - Director


/s/ John C. Dannemiller                     /s/ D. Van Skilling
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John C. Dannemiller - Director              D. Van Skilling - Director